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                                                               Exhibit 10.33(c)

                                 THIRD AMENDMENT
                                       TO
                             OFFICE LEASE AGREEMENT
                                      WITH
                            CHAUTAUQUA AIRLINES, INC.

     THIS THIRD AMENDMENT, made and entered into this 6 day of November, 1998, by and between the Indianapolis Airport Authority, (hereinafter referred to as "AUTHORITY"), and Chautauqua Airlines, Inc., a New York corporation, authorized to do business in the State of Indiana, (hereinafter referred to as "LESSEE").

                              W I T N E S S E T H:

     WHEREAS, LESSEE desires to rent additional office space on the fourth floor of the Administration Building commonly known as Room H413 and Room 1413A; and

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereby agree that Article 1., LEASED PREMISES,
Article 2., TERM. Article 3., RENTAL. Leased Premises and Article 3.,"RENTAL, RENTAL SCHEDULE are hereby deleted and the following are substituted:

        1. LEASED PREMISES

           The term "Leased Premises" shall consist of 9,749.1 square feet on the third floor of the Administration Building including the mens and womens restrooms, although no rental is being charged for this square footage and excepting the telephone equipment, mechanical, electrical and janitorial rooms, corridor and lobby and 4,411.15 square feet on the fourth floor of the Administration Building of which all of the rental space is more particularly shown on Exhibit "A" dated October 20, 1998 attached hereto.

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        2.  TERM

            LESSEE shall have a different term for each floor it shall occupy. the revised term and rental for the third floor Leased Premises commenced on August 1, 1998 and shall expire on July 31, 2001. The term for the fourth floor Leased Premises, except for Rooms H415A, H415C, H413 and H413A, commenced on August 1, 1998 and shall expire on July 31, 2000. The term for Rooms H415A and H415C commenced on September 23, 1998 and shall expire on July 31, 2000. The term for Room H413 and H413A commenced on October 23, 1998 and shall expire on July 31, 2000.

               LESSEE shall have an option to extend this Lease for an
            additional term of three (3) years upon the rental terms outlined in
            Article 3.B. LESSEE shall have a different term for each floor it shall occupy. The option terms for the third floor shall commence August 1, 2001 and shall terminate July 31, 2004. The option term for the fourth floor shall commence on August 1, 2000 and shall expire on July 31, 2003.

               LESSEE may exercise the option by mailing or delivering to
            AUTHORITY written notice of such intention not later than six (6) months prior to the date of expiration of the primary terms and the first option terms. Notification date on the third floor shall be on or before February 1, 2001. Notification date on the fourth floor shall be on or before February 1, 2000.

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        3.  RENTAL

            A. LEASED PREMISES

               Rental for the use of said Leased Premises and appurtenances thereto, LESSEE agrees to pay per annum in accordance with the following rental schedules payable in advance in twelve (12) equal payments on the first day of each calendar month affective on the first day of occupancy.

               RENTAL SCHEDULE - PRIMARY TERM

               THIRD FLOOR

               AUGUST 1, 1998 THROUGH JULY 31, 2001

               9,749.1 square feet X $10.50 p.s.f. = $102,365.55 per year payable at $8,530.46 per month

               FOURTH FLOOR

               AUGUST 1, 1998 THROUGH SEPTEMBER 22, 1998

               2,763.65 square feet X $10.50 p.s.f. = $29,018.33 per year payable at $2,418.19 per month

               SEPTEMBER 23, 1998 THROUGH OCTOBER 22, 1998

               3,899.65 square feet X $10.50 p.s.f. = $40,946.33 per year payable at $3,412.19 per month

               OCTOBER 23, 1998 THROUGH JULY 31, 2000

               4,411.15 square feet X $10.50 p.s.f. = $46,317.08 per year payable at $3,859.76 per month

                    Any partial month of rent shall be prorated. Said rent
               shall be payable at the office of the AUTHORITY or such other place as AUTHORITY may from time to time designate.

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            B. RENTAL SCHEDULE -.OPTION PERIODS

               THIRD FLOOR

               AUGUST 1, 2001 THROUGH JULY 31, 2002

               9,749.1 square feet X $11.00 per square feet = $107,240.10 per year payable at $8,936.68 per month

               AUGUST 1, 2002 THROUGH JULY 31, 2003

               9,749.1 square feet X $11.50 per square feet = $112,114.65 per year payable at $9,342.89 per month

               AUGUST 1, 2003 THROUGH JULY 31, 2004

               9,749.1 square feet X $12.00 per square feet = $116,989.24 per year payable at $9,749.10 per month

               FOURTH FLOOR

               AUGUST 1, 2000, THROUGH.JULY 31, 2001

               4,411.15 square feet X $11.00 per square feet = $48,522.65 per year payable at $4,043.55

               AUGUST 1, 2001 THROUGH JU1Y 31, 2002

               4,411.15 square feet X $11.50 per square feet = $50,728.23 per year payable at $4,227.35

               AUGUST 1, 2002 THROUGH JULY 31, 2003

               4,411.15 square feet X $12.00 per square Feet = $52,933.80 per year payable at $4,411.15

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     THIS THIRD AMENDMENT shall be effective this 6 day of NOVEMBER, 1998 and all other terms of the basic Lease dated June 17, 1994, shall remain the same.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above mentioned.

                                        INDIANAPOLIS AIRPORT AUTHORITY

                                        By /s/ Michael W. Wells
                                           -------------------------------------
                                           Michael W. Wells, President

                                        By /s/ Gordon St. Angelo
                                           -------------------------------------
                                           Gordon St. Angelo, Vice-President

                                        By /s/ Gene P. Haflich
                                           -------------------------------------
                                           Gene P. Haflich, Secretary

                                        By /s/ [SEAL OF ABSENT]
                                           -------------------------------------
                                           Max L. Siegel, Member

                                        By /s/ Richard L. Cunningham
                                           ------------------------------------
                                           Richard L. Cunningham, Member

                                        By /s/ Michael B. Stayton
                                           -------------------------------------
                                           Michael B. Stayton, Member

                                        By /s/ David B. Mansfield
                                           -------------------------------------
                                           David E. Mansfield, Member

                                                      AUTHORITY

CHAUTAUQUA AIRLINES, INC.

By /s/ [ILLEGIBLE]
   -----------------------------------
Title Ex. V.P. & COO
      ---------------------------------

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